PAGE 1
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____ (File No. 2-96512)

Post-Effective Amendment No.   25                             X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


Amendment No.   28     (File No. 811-4260)                    X
              ------                                        ---


IDS FEDERAL INCOME FUND, INC.
IDS Tower 10, Minneapolis, Minnesota  55440-0010

Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

     immediately upon filing pursuant to paragraph (b)
  X  on July 30, 1997 pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i) 75 days after filing pursuant to paragraph (a)(ii) on
     (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section 24-f of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its most recent fiscal period ended May 31, 1997, will be filed on or about July 28, 1997.

IDS Federal Income Fund, a series of the Registrant, has adopted a master/feeder operating structure. This Post-Effective Amendment includes a signature page for Income Trust, the master fund.

PAGE 2
Cross reference sheet showing the location in its prospectus and the Statement of Additional Information of the information called for by the items enumerated in Parts A and B of Form N-1A.

Negative answers omitted from prospectus are so indicated.

          PART A                                                     PART B

                  Section                                                    Section in
  Item No.        in Prospectus                               Item No.       Statement of Additional Information
     1            Cover page of prospectus                      10           Cover page of SAI

     2(a)         Sales charge and Fund expenses                11           Table of Contents
      (b)         The Fund in brief
      (c)         The Fund in brief                             12           NA

     3(a)         Financial highlights                          13(a)        Additional Investment Policies; all
      (b)         NA                                                           appendices except Dollar-Cost Averaging
      (c)         Performance                                     (b)        Additional Investment Policies
      (d)         Financial highlights                            (c)        Additional Investment Policies
                                                                  (d)        Security Transactions
     4(a)         The Fund in brief; Investment policies and
                    risks; How the Fund and Portfolio are       14(a)        Board members and officers of the Fund;**
                    organized                                                  Board members and Officers
      (b)         Investment policies and risks                   (b)        Board members and Officers
      (c)         Investment policies and risks                   (c)        Board members and Officers

     5(a)         Board members and officers; Board members
                    and officers of the Fund (listing)          15(a)        NA
      (b)(i)      Investment manager;                             (b)        NA
                  About American Express Financial                (c)        Board members and Officers
                    Corporation -- General Information
      (b)(ii)     Investment manager                            16(a)(i)     How the Fund and Portfolio are organized; About
      (b)(iii)    Investment manager                                           American Express Financial Corporation**
      (c)         Portfolio manager                               (a)(ii)    Agreements: Investment Management Services
      (d)         Administrator and transfer agent                           Agreement, Plan and Supplemental
      (e)         Administrator and transfer agent                           Agreement of Distribution
      (f)         Distributor                                     (a)(iii)   Agreements: Investment Management Services Agreement
      (g)         Investment manager;                             (b)        Agreements: Investment Management Services Agreement
                    About American Express Financial              (c)        NA
                    Corporation -- General Information            (d)        Agreements: Administrative Services
                                                                               Agreement, Shareholder Service Agreement
    5A(a)         *                                               (e)        NA
      (b)         *                                               (f)        Agreements: Distribution Agreement
                                                                  (g)        NA
     6(a)         Shares; Voting rights                           (h)        Custodian; Independent Auditors
      (b)         NA                                              (i)        Agreements:  Transfer Agency Agreement; Custodian
      (c)         NA
      (d)         Voting rights                                 17(a)        Security Transactions
      (e)         Cover page; Special shareholder services        (b)        Brokerage Commissions Paid to Brokers Affiliated
      (f)         Dividends and capital gain distributions;                   with American Express Financial Corporation
                   Reinvestments                                  (c)        Security Transactions
      (g)         Taxes                                           (d)        Security Transactions
      (h)         Alternative sales arrangements; Special         (e)        Security Transactions
                  considerations regarding master/feeder
                  structure                                     18(a)        Shares; Voting rights**
                                                                  (b)        NA
     7(a)         Distributor
      (b)         Valuing Fund shares                           19(a)        Investing in the Fund
      (c)         How to purchase, exchange or redeem shares      (b)        Valuing Fund Shares; Investing in the Fund
      (d)         How to purchase shares                          (c)        NA
      (e)         NA
      (f)         Distributor                                   20           Taxes

     8(a)         How to redeem shares                          21(a)        Agreements: Distribution Agreement
      (b)         NA                                              (b)        Agreements: Distribution Agreement
      (c)         How to purchase shares:  Three ways to invest   (c)        NA
      (d)         How to purchase, exchange or redeem shares:
                  Redemption policies -- "Important..."         22(a)        Performance Information (for money market
                                                                               funds only)
     9            None                                            (b)        Performance Information (for all funds except
                                                                               money market funds)

                                                                23           Financial Statements

*Designates information is located in annual report.
**Designates location in prospectus.

PAGE 3
IDS Federal Income Fund


Prospectus
July 30, 1997


The goals of IDS Federal Income Fund, Inc. are to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.


The Fund seeks to achieve its goals by investing all of its assets in Government Income Portfolio of Income Trust. The Portfolio is managed by American Express Financial Corporation and has the same goals as the Fund. This arrangement is commonly known as a master/feeder structure.


This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated here by reference. For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goal

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

PAGE 4
Table of contents

The Fund in brief
      Goals
      Investment policies and risks
      Structure of the Fund
      Manager and distributor
      Portfolio manager
      Alternative purchase arrangements

Sales charge and Fund expenses

Performance
      Financial highlights
      Total returns
      Yield

Investment policies and risks
      Facts about investments and their risks
      Valuing Fund shares

How to purchase, exchange or redeem shares Alternative purchase arrangements How to purchase shares How to exchange shares How to redeem shares Reductions and waivers of the sales charge

Special shareholder services
      Services
      Quick telephone reference

Distributions and taxes
      Dividend and capital gain distributions
      Reinvestments
      Taxes
      How to determine the correct TIN


How the Fund and Portfolio are organized
      Shares
      Voting rights
      Shareholder meetings
      Special considerations regarding master/feeder structure Board members and officers Investment manager Administrator and transfer agent Distributor


About American Express Financial Corporation
      General information

Appendix
      Descriptions of derivative instruments

PAGE 5
The Fund in brief

Goals

IDS Federal Income Fund (the Fund) seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. It does so by investing all of its assets in Government Income Portfolio (the Portfolio) of Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goals.

Because any investment involves risk, achieving this goal cannot be guaranteed. The goal can be changed only by holders of a majority of outstanding securities.

The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

Investment policies and risks

Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio invests at least 65% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies. Most investments are in pools of mortgage loans. The Portfolio also may invest in non-governmental debt securities, derivative instruments and money market instruments. Some of the Portfolio's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."

Structure of the Fund

This Fund uses what is commonly known as a master/feeder structure. This means the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio actually invests in and manages the securities and has the same goals and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                  Investors buy
                               shares in the Fund

                                The Fund invests
                                in the Portfolio

                              The Portfolio invests
                               in securities, such
                               as stocks or bonds

PAGE 6
Manager and distributor

The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $63 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc., a wholly-owned subsidiary of AEFC.

Portfolio manager

Jim Snyder joined AEFC in 1989 as an investment analyst and currently serves as senior portfolio manager. He serves as portfolio manager of the Portfolio and has managed the assets of the Fund since 1993 after having served as associate portfolio manager of this Fund from 1992 to 1993. He also serves as portfolio manager of IDS Life Series Fund, Government Securities Portfolio.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses
                                       Class A   Class B   Class Y
Maximum sales charge on purchases*
(as a percentage of offering price).......5%        0%        0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)....0%        5%        0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):

                                       Class A   Class B   Class Y
Management fee**                        0.51%     0.51%     0.51%
12b-1 fee                               0.00%     0.75%     0.00%
Other expenses***                       0.39%     0.40%     0.31%
Total****                               0.90%     1.66%     0.82%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge." **The management fee is paid by the Trust on behalf of the Portfolio.

***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. ****The Fund changed to a master/feeder structure on June 10, 1996. The board considered whether the aggregate expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the type of securities being held by the Portfolio. AEFC has agreed to pay the small additional costs required to use a master/feeder structure to manage the investment portfolio during the first year of its operation and half of such costs in the second year, approximately $14,300 in year one and $7,100 in year two. These additional costs may be more than offset in subsequent years if the assets being managed increase.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:


                    1 year       3 years      5 years   10 years
Class A             $59          $77          $ 97      $156
Class B             $67          $92          $110      $177**
Class B*            $17          $52          $ 90      $177**
Class Y             $ 8          $26          $ 46      $102


*Assuming Class B shares are not redeemed at the end of the period. **Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

PAGE 8
Performance

Financial highlights

                           Performance
                           Financial highlights

                           Fiscal period ended May 31,
                           Per share income and capital changes(a)

                                                                Class A

                            1997   1996(b) 1995   1994   1993   1992   1991   1990   1989   1988   1987

Net asset value,           $4.92  $4.97    $4.85 $5.30  $5.19  $5.10  $5.00  $5.02  $5.02  $5.01  $5.07
beginning of period
                           Income from investment operations:
Net investment income        .32    .28      .32   .29    .32    .36    .42    .42    .40    .41    .40

Net gains (losses)           .06   (.04)     .11  (.31)   .13    .09    .09   (.02)    --    .01   (.03)
(both realized
and unrealized)

Total from investment        .38    .24      .43  (.02)   .45    .45    .51    .40    .40    .42    .37
operations
                           Less distributions:
Dividends from net          (.32)  (.29)    (.31) (.29)  (.32)  (.36)  (.41)  (.42)  (.40)  (.41)  (.40)
investment income

Distributions from            --     --       --  (.14)  (.02)    --     --     --     --     --   (.03)
realized gains

Total distributions         (.32)  (.29)    (.31) (.43)  (.34)  (.36)  (.41)  (.42)  (.40)  (.41)  (.43)

Net asset value,           $4.98  $4.92    $4.97 $4.85  $5.30  $5.19  $5.10  $5.00  $5.02  $5.02  $5.01
end of period
                           Ratios/supplemental data

                                                      Class A

                            1997   1996(b) 1995   1994   1993   1992   1991   1990   1989   1988   1987

Net assets, end of period  $1,267 $1,095   $977  $1,025 $1,025  $834   $397   $234   $183   $183   $181
(in millions)

Ratio of expenses to         .90%   .91%(c)  .79%  .76%   .77%   .79%   .80%   .82%   .79%   .80%   .86%
average daily net assets(e)

Ratio of net income         6.37%  6.34%(c) 6.59% 5.64%  6.03%  6.93%  8.20%  8.53%  8.15%  8.24%  7.81%
to average daily net assets

Portfolio turnover rate      146%   115%     213%  304%   227%   104%    52%   104%    81%   143%    36%
(excluding short-term
securities)

Total return(d)              7.7%   5.0%     9.3%  (.5%)  9.0%   9.0%  10.8%   8.3%   8.4%   8.8%   7.4%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) The Fund's fiscal year-end was changed from June 30 to May 31, effective 1996.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(e) Effective fiscal year 1996, the expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.






PAGE 9
                           Performance
                           Financial highlights

                           Fiscal period ended May 31,
                           Per share income and capital changes(a)

                                   Class B                            Class Y
                           1997     1996(b)   1995(d)         1997     1996(b)      1995(d)

Net asset value,          $4.92    $4.96     $4.87           $4.92    $4.97        $4.87
beginning of period
                           Income from investment operations:
Net investment income       .28      .26       .06             .32      .29          .07

Net gains (losses) both     .06     (.04)      .14             .05     (.04)         .15
realized and unrealized)

Total from investment       .34      .22       .20             .37      .25          .22
operations
                           Less distributions:

Dividends from net         (.28)    (.26)     (.11)           (.32)    (.30)        (.12)
investment income

Net asset value,          $4.98    $4.92     $4.96           $4.97    $4.92        $4.97
end of period
                           Ratios/supplemental data

                                   Class B                            Class Y
                           1997     1996(b)   1995(d)         1997     1996(b)      1995(d)

Net assets, end of period  $820     $520      $292            $115      $99          $85
(in millions)

Ratio of expenses to       1.66%    1.67%(c)  1.74%(c)         .73%     .74%(c)      .75%(c)
average daily net assets(f)

Ratio of net income        5.60%    5.59%(c)  6.21%(c)        6.54%    6.53%(c)     7.20%(c)
to average daily net assets

Portfolio turnover rate     146%     115%      213%            146%     115%         213%
(excluding short-term
securities)

Total return(e)             6.9%     4.3%      4.1%            7.9%     5.2%         4.5%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) The Fund's fiscal year-end was changed from June 30 to May 31, effective 1996.
(c) Adjusted to an annual basis.
(d) Inception date was March 20, 1995.
(e) Total return does not reflect payment of a sales charge.
(f) Effective fiscal year 1996, the expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

PAGE 10
Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of May 31, 1997

Purchase             1 year    Since         5 years    10 years
made                 ago       inception*    ago        ago
Federal Income:
  Class A            +2.34%       --%        +5.15%     +7.14%
  Class B            +2.94%    +5.39%           --%        --%
  Class Y            +7.91%    +8.07%           --%        --%

Lehman Aggregate
Bond Index           +8.32%    +8.39%**      +7.16%     +8.84%

Merril Lynch
1 to 5 Year
Government Index     +6.78%    +7.02%**      +6.01%     +7.65%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

Cumulative total returns as of May 31, 1997

Purchase             1 year    Since         5 years    10 years
made                 ago       inception*    ago        ago
Federal Income:
  Class A            +2.34%        --%       +28.63%    + 99.44%
  Class B            +2.94%    +12.25%           --%         --%
  Class Y            +7.91%    +18.62%           --%         --%

Lehman Aggregate
Bond Index           +8.32%    +19.08%**     +41.28%    +133.25%

Merrill Lynch
1 to 5 Year
Government Index     +6.78%    +15.83%**     +38.87%    +109.09%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. March 20, 1995 was the inception date for Class B and Class Y. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

PAGE 11
For purposes of calculation, information about the Fund assumes:
o     a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o     no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Lehman Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

Merrill Lynch 1 to 5 Year Government Index is an unmanaged index made up of a representative list of government bonds. The index is frequently used as a general measure of government bond performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

Yield


Yield is the net investment income earned per share for a specified time period, divided by the offering price at the end of the period. The Fund's annualized yield for the 30-day period ended May 31, 1997, was 6.46% for Class A, 6.04% for Class B and 6.90% for Class Y. The Fund calculates this 30-day annualized yield by dividing:


o net investment income per share deemed earned during a 30-day period by

o the public offering price per share on the last day of the period, and

o     converting the result to a yearly equivalent figure

This yield calculation does not include any contingent deferred sales charge, ranging from 5% to 0% on Class B shares, which would reduce the yield quoted.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Past yields should not be considered an indicator of future yields.

PAGE 12
Investment policies and risks


The policies described below apply both to the Fund and the Portfolio. The Portfolio invests primarily in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in such securities. Although the Portfolio may invest in any U.S. government securities, it is anticipated that most of the Portfolio will consist of U.S. government securities representing part ownership of pools of mortgage loans.

Under federal law, the interest income earned from U.S. Treasury securities is exempt from state and local taxes. All states allow mutual funds to pass such exemptions to their shareholders, although there are conditions to this treatment in some states.


The various types of investments the portfolio manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks


The market value of debt obligations is affected by changes in prevailing interest rates. The market value generally reacts inversely to interest rate changes. A fund portfolio consisting primarily of debt obligations also will react in this manner. Generally, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.


Government securities: U.S. Treasury bonds, notes and bills, and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not direct obligations of the U.S. government. These include securities supported by the right of the issuer to borrow from the Treasury, such as obligations of Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA) bonds. Because the U.S. government is not obligated to provide financial support to its instrumentalities, the Portfolio will invest only in securities issued by those instrumentalities where the investment manager is satisfied the credit risk is minimal.

Mortgage-backed securities: A mortgage pass-through certificate represents an interest in a pool, or group, of mortgage loans assembled by GNMA, FNMA, or FHLMC or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on

PAGE 13
the certificates. The Portfolio also may invest in non-governmental mortgage-related securities and debt securities, such as bonds, debentures and collateralized mortgage obligations secured by mortgages on commercial real estate or residential rental properties, provided such securities are rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or, if not rated, are of equivalent investment quality as determined by the investment manager. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

The Portfolio may invest in stripped mortgage-backed securities which receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities:
Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to under perform like-duration Treasury securities.

The yield characteristics of mortgage-backed securities differ from those of other debt obligations. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

PAGE 14
Derivative instruments: The portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. Certain of the investments previously discussed, including mortgage-backed securities, are also generally regarded as derivatives. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.


Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.


Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.


Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis

o Securities maturing in 60 days or less are valued at amortized cost

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

              Sales charge and
              distribution
              (12b-1) fee                 Service fee          Other information

Class A       Maximum initial             0.175% of average    Initial sales charge
              sales charge of             daily net assets     waived or reduced
              5%; no 12b-1 fee                                 for certain purchases







PAGE 16
Class         B No initial sales 0.175% of average Shares convert to charge;
              maximum CDSC daily net assets Class A after eight of 5% declines to 0% years; CDSC waived in after six years; 12b-1 certain circumstances fee of 0.75% of average daily net assets

Class Y       None                        0.10% of average     Available only to
                                          daily net assets     certain qualifying
                                                               institutional
                                                               investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge or distribution fee. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                     Sales charges on purchase or redemption

If you purchase Class A                   If you purchase Class B
shares                                    shares

o You will not have all                   o All of your money is
of your purchase price                    invested in shares of
invested.  Part of your                   stock.  However, you will
purchase price will go                    pay a sales charge if you
to pay the sales charge.                  redeem your shares within
You will not pay a sales                  six years of purchase.
charge when you redeem
your shares.

o You will be able to                     o No reductions of the
take advantage of                         sales charge are
reductions in the sales                   available for large
charge.                                   purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

PAGE 17
                         Ongoing expenses

If you purchase Class A                   If you purchase Class B
shares                                    shares

o Your shares will have                   o The distribution and
a lower expense ratio                      transfer agency fees for
than Class B shares                        Class B will cause your
because Class A does not                   shares to have a higher
pay a distribution fee                     expense ratio and to pay
and the transfer agency                    lower dividends than
fee for Class A is lower                   Class A shares.  After
than the fee for Class B.                  eight years, Class B
As a result, Class A shares                shares will convert to
will pay higher dividends                  Class A shares and you
than Class B shares.                       will no longer be
                                           subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.


Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:


      o Qualified employee benefit plans* if the plan:
         - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
         - at least $10 million in plan assets or - 500 or more participants; or
         - does not use daily transfer recordkeeping and has
         - at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or
         - 500 or more participants.

      o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

      o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by American Express Financial Advisors. To do so, contact your financial advisor.

PAGE 18
How to purchase shares

If you're investing in this Fund for the first time, you'll need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide AEFC with your correct Taxpayer Identification Number (Social Security or
Employer Identification number).  See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o     You must pay any fee the bank charges for wiring.

o The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              Three ways to invest

1
By regular accountSend your check and application          Minimum amounts
                  (or your name and account number         Initial investment: $2,000
                  if you have an established account)      Additional
                  to:                                      investments:        $  100

                  American Express Financial Advisors Inc. Account balances:   $  300*
                  P.O. Box 74                              Qualified retirement
                  Minneapolis, MN  55440-0074              accounts:             none

                  Your financial advisor will help you with this process.







PAGE 19

2
By scheduled      Contact your financial advisor      Minimum amounts
investment plan   to set up one of the following      Initial investment: $100
                  scheduled plans:                    Additional
                                                      investments:        $100/each payment
                  o  automatic payroll deduction      Account balances:   none
                                                      (on active plans of
                  o  bank authorization               monthly payments)

                  o  direct deposit of                If account balance is below
                     Social Security check            $2,000, frequency of payments
                                                      must be at least monthly.
                  o  other plan approved by the Fund

3
By wire           If you have an established account, If this information is not
                  you may wire money to:              included, the order may be
                                                      rejected and all money
                  Norwest Bank Minneapolis            received by the Fund, less
                  Routing No. 091000019               any costs the Fund or AEFC
                  Minneapolis, MN                     incurs, will be returned
                  Attn: Domestic Wire Dept.           promptly.

                  Give these instructions:            Minimum amounts
                  Credit IDS Account #00-30-015       Each wire investment: $1,000
                  for personal account # (your
                  account number) for (your name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you don't do so within 30 days, your shares can be redeemed and the proceeds mailed to you.

How to exchange shares


You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.


For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

PAGE 20
When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

             Two ways to request an exchange or redemption of shares

1
By letter                     Include in your letter:
                              o  the name of the fund(s)
                              o  the class of shares to be exchanged or redeemed
                              o  your account number(s) (for exchanges, both funds must be registered in the same ownership)
                              o  your Taxpayer Identification Number (TIN)
                              o the dollar amount or number of shares you want
                                to exchange or redeem
                              o signature of all registered account owners
                              o for redemptions, indicate how you want your money delivered to you
                              o any paper certificates of shares you hold

                              Regular mail:
                                    American Express Shareholder Service
                                    Attn:  Redemptions
                                    P.O. Box 534
                                    Minneapolis, MN  55440-0534

                              Express mail:
                                    American Express Shareholder Service
                                    Attn:  Redemptions
                                    733 Marquette Ave.
                                    Minneapolis, MN  55402

2
By phone
American Express Financial    o The Fund and AEFC will honor any telephone exchange
Advisors Telephone              or redemption request believed to be authentic and will use
Transaction Service:            reasonable procedures to confirm that they are. This includes
800-437-3133 or                 asking identifying questions and tape recording calls. If reasonable
612-671-3800                    procedures are not followed, the Fund or AEFC will be liable for any loss resulting from fraudulent requests.
                              o Phone exchange and redemption privileges
                                automatically apply to all accounts except
                                custodial, corporate or qualified retirement
                                accounts unless you request these privileges NOT
                                apply by writing American Express Shareholder
                                Service. Each registered owner must sign the
                                request.
                              o AEFC answers phone requests promptly,
                                but you may experience delays when call volume is
                                high. If you are unable to get through, use mail
                                procedure as an alternative.
                              o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
                              o Phone privileges may be modified or discontinued at any
                                time.

                              Minimum amount
                              Redemption: $100

                              Maximum amount
                              Redemption:  $50,000

PAGE 21
Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:


o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.


o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

PAGE 22
              Three ways to receive payment when you redeem shares

1
By regular or express mail                o  Mailed to the address on record
                                          o  Payable to names listed on the account

                                             NOTE: You will be charged a fee if you
                                             request express mail delivery.

2
By wire                                   o  Minimum wire redemption:  $1,000
                                          o  Request that money be wired to your bank
                                          o  Bank account must be in the same
                                             ownership as the IDS fund account

                                             NOTE: Pre-authorization required. For
                                             instructions, contact your financial
                                             advisor or American Express Shareholder Service.

3
By scheduled payout plan                  o  Minimum payment:  $50
                                          o  Contact your financial advisor or
                                             American Express Shareholder
                                             Service to set up regular payments
                                             to you on a monthly, bimonthly,
                                             quarterly, semiannual or annual
                                             basis
                                          o  Purchasing new shares while under a payout
                                             plan may be disadvantageous because of
                                             the sales charges.

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment         Sales charge as a
                         percent of:*

                         Public    Net
                         offering  amount
                         price     invested

Up to $50,000             5.0%       5.26%
Next $50,000              4.5        4.71
Next $400,000             3.8        3.95
Next $500,000             2.0        2.04
$1,000,000 or more        0.0        0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares

Your sales charge may be reduced, depending on the totals of:

o  the amount you are investing in this Fund now,

o  the amount of your existing investment in this Fund, if any, and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any

PAGE 23
ownership for spouses or domestic partners and their unmarried children under
21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.


o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA,
(2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.


o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

PAGE 24
o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
   -  of a product distributed by American Express Financial
      Advisors in a qualified plan subject to a deferred sales charge or
   - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o Purchases made through or under a "wrap fee" product sponsored by American Express Financial Advisors Inc. (total amount of all investments must be $50,000); the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders through December 31, 1997.

*Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                  The percentage rate
made during the                     for the CDSC is:

First year                                5%
Second year                               4%
Third year                                4%
Fourth year                               3%
Fifth year                                2%
Sixth year                                1%
Seventh year                              0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could

PAGE 25
redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge

The CDSC on Class B shares will be waived on redemptions of shares:

o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
o Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
      - at least 59-1/2 years old, and
      - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by American Express Financial Advisors, or a custodian-to-custodian transfer to a product not distributed by American Express Financial Advisors, the CDSC will not be waived), or
      - redeeming under an approved substantially equal periodic payment arrangement.

For investors in Class A shares who have over $1 million invested in one year, the 1% CDSC on redemption of those shares will be waived in the same circumstances described for Class B.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

PAGE 26
A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference


American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:   800-437-3133
Mpls./St. Paul area:  671-3800


TTY Service
For the hearing impaired
800-846-4852


American Express Financial Advisors Easy Access Line Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919


Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions


The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you monthly as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions.


Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

PAGE 27
Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or


o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you've previously opened an account.


The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares.

Taxes


The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.


Distributions are subject to federal income tax. In certain states, Fund distributions, to the extent they consist of interest from securities of the U.S. government and certain of its agencies or instrumentalities, may be exempt from state and local taxes. Interest from obligations which are merely guaranteed by the U.S. government or one of its agencies, such as GNMA certificates, is generally not entitled to this exemption. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

PAGE 28
Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account at AEFC.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o     a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o     criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN
                                          Use the Social Security or
For this type of account:                 Employer Identification number
                                          of:

Individual or joint account               The individual or individuals
                                          listed on the account

Custodian account of a minor              The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                            The grantor-trustee (the person
                                          who puts the money into the
                                          trust)

An irrevocable trust, pension             The legal entity (not the
trust or estate                           personal representative or
                                          trustee, unless no legal entity
                                          is designated in the account
                                          title)

Sole proprietorship                       The owner

Partnership                               The partnership

Corporate                                 The corporation

Association, club or                      The organization
tax-exempt organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

PAGE 29
Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.


How the Fund and Portfolio are organized


Shares

The Fund is owned by its shareholders. The Fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued.

The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights.

Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure


The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other

PAGE 30
appropriate options. The Fund would terminate its investments if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the Trust which manages the investments of the Fund and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.

PAGE 31
Board members and officers of the Fund

President and interested board member


William R. Pearce
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).


Independent board members


H. Brewster Atwater, Jr.
Former chairman and chief executive officer, General Mills, Inc.


Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public
Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Melvin R. Laird
Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.


Alan K. Simpson
Former United States senator for Wyoming.


Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Interested board members who are officers and/or employees of AEFC


William H. Dudley
Senior advisor to the chief executive officer, AEFC.


David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.

PAGE 32
Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Senior vice president, AEFC. Vice president - Investments for the Fund.

Melinda S. Urion
Senior vice president and chief financial officer, AEFC. Treasurer for the Fund.

Other officer

Leslie L. Ogg
President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Refer to the SAI for the board members' and officers' biographies.

Investment manager

The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

Assets          Annual rate
(billions)      at each asset level

First $1.0      0.520%
Next   1.0      0.495
Next   1.0      0.470
Next   3.0      0.445
Next   3.0      0.420
Over   9.0      0.395

For the fiscal year ended May 31, 1997, the Portfolio paid AEFC a total investment management fee of 0.51% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate beginning at 0.05% and decreasing to 0.025% as assets increase.

The second agreement, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:

      o   Class A   $15.50
      o   Class B   $16.50
      o   Class Y   $15.50

PAGE 33
Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing American Express Financial Advisors provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended May 31, 1997, were 0.90% of its average daily net assets. Expenses for Class B and Class Y were 1.66% and 0.73%, respectively.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on May 31, 1997 were more than $158 billion.

American Express Financial Advisors serves individuals and businesses through its nationwide network of more than 178 offices and more than 8,599 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

PAGE 35
Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.


Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.


Asset-backed and mortgage-backed securities. Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters. Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

PAGE 36
Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                             IDS FEDERAL INCOME FUND


                                  July 30, 1997



This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated July 30, 1997, and it is to be used with the prospectus dated July 30, 1997, and the Annual Report for the fiscal year ended May 31, 1997.

PAGE 38
                                TABLE OF CONTENTS

Goal and Investment Policies.........................See Prospectus

Additional Investment Policies...............................p. 3

Security Transactions........................................p. 6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.......................p. 9

Performance Information......................................p. 9

Valuing Fund Shares..........................................p. 11

Investing in the Fund........................................p. 13

Redeeming Shares.............................................p. 17

Pay-out Plans................................................p. 17

Capital Loss Carryover.......................................p. 19

Taxes........................................................p. 19

Agreements...................................................p. 20


Organizational Information...................................p. 23


Board Members and Officers...................................p. 23


Compensation for Board Members...............................p. 27


Independent Auditors.........................................p. 29

Financial Statements..........................See Annual Report

Prospectus...................................................p. 29

Appendix A:  Description of Commercial Paper Ratings.........p. 30

Appendix B:  Options and Interest Rate Futures Contracts.....p. 31

Appendix C:  Mortgage pass-through certificates..............p. 37

Appendix D:  Dollar-Cost Averaging...........................p. 40

PAGE 39
ADDITIONAL INVESTMENT POLICIES

The Fund pursues its goals by investing all of its assets in Government Income Portfolio (the "Portfolio") of Income Trust (the "Trust"), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.

Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940 (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

PAGE 40
'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling financial instruments (such as options and futures contracts) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


'Make a loan of any part of its assets to American Express Financial Corporation
(AEFC), to the board members and officers of AEFC or to its own board members and officers.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

'Issue senior securities, except this restriction shall not be deemed to prohibit the Portfolio from borrowing from banks, using options or futures contracts, lending its securities or entering into repurchase agreements.


'Buy any property or security (other than securities issued by the Portfolio) from any board member or officer of AEFC or the Portfolio, nor will the Portfolio sell any property or security to them.

PAGE 41
'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at the time of purchase, can be invested in any one industry.

Unless changed by the board, the Fund and Portfolio will not:

'Buy on margin or sell short, except it may enter into interest rate futures contracts.


'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.


'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


'Invest more than 5% of its net assets in warrants.

'Invest more than 10% of its total assets in securities of investment companies.


'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.


'Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper

PAGE 42
programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.


The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.


The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Portfolio also may purchase short-term commercial paper rated P-2 or better by Moody's Investors Service, Inc. (Moody's) or A-2 or better by Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.


For a description of commercial paper ratings, see Appendix A. For a discussion on options and interest rate futures contracts, see Appendix B. For a discussion on mortgage pass-through certificates see Appendix C.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.

PAGE 43
Normally, the Portfolio's securities are traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities to the funds in the IDS MUTUAL FUND GROUP and other accounts for which it acts as investment advisor.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has assured the Fund that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries.


When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Portfolio paid total brokerage commissions of $0 for the fiscal year ended May 31, 1997, $666,582 for fiscal period ended May 31, 1996, and $535,844 for fiscal year ended June 30, 1995. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Portfolio.

As of the fiscal year ended May 31, 1997, the Portfolio held no securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rate was 146% in the fiscal year ended May 31, 1997, and 115% in fiscal year 1996. Higher turnover rates may result in higher brokerage expenses.

PAGE 45
BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN
EXPRESS FINANCIAL CORPORATION


Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                     P(1+T) n = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

PAGE 46
Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:    P  =  a hypothetical initial payment of $1,000
        ERV  =  ending redeemable value of a hypothetical $1,000
                payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                               Yield = 2[(a-b + 1) 6 - 1]
                                          cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period


The Fund's annualized yield was 6.46% for Class A, 6.04% for Class B and 6.90% for Class Y for the 30-day period ended May 31, 1997.


The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                               D   divided by  POP F equals  DY
                              30               30

PAGE 47
where:     D = sum of dividends for 30-day period
         POP = sum of public offering price for 30-day period
           F = annualizing factor
          DY = distribution yield

The Fund's distribution yield was 5.78% for Class A, 5.31% for Class B and 6.18% for Class Y for the 30-day period ended May 31, 1997.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On June 2, 1997, the first business day following the end of the fiscal year, the computation looked like this:

            Net assets before                       Shares outstanding               Net asset value
            shareholder transactions                at end of previous day           of one share
Class A        $1,268,322,162          divided by   254,683,165             equals   $4.98
Class B           820,773,735                       164,814,003                       4.98
Class Y           114,805,723                        23,053,358                       4.98

In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

PAGE 48
'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.


'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.


'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short- term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day.

PAGE 49
INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share plus a sales charge, if applicable. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made June 2, 1997, was determined by dividing the net asset value of one share, $4.98, by 0.95 (1.00- 0.05 for a maximum 5% sales charge) for a public offering price of $5.24. The sales charge is paid to American Express Financial Advisors by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                       Within each increment,
                                         sales charge as a
                                           percentage of:
                               Public                      Net
Amount of Investment       Offering Price           Amount Invested

First     $   50,000           5.0%                      5.26%
Next          50,000           4.5                       4.71
Next         400,000           3.8                       3.95
Next         500,000           2.0                       2.04
$1,000,000 or more             0.0                       0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

PAGE 50
The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                  On total investment, sales
                                  charge as a percentage of
                                   Public              Net
                               Offering Price    Amount Invested
Amount of Investment                        ranges from:

First     $ 50,000                    5.00%              5.26%
More than   50,000 to 100,000    5.00-4.50          5.26-4.71
More than  100,000 to 500,000    4.50-3.80          4.71-3.95
More than  500,000 to 999,999    3.80-2.00          3.95-2.04
$1,000,000 or more               0.00               0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                   Number of Participants

Total Plan Assets                 1-99        100 or more

Less than $1 million               4%             0%

$1 million or more                 0%             0%
---------------------------------------------------------

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you

PAGE 51
want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.


The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.


Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

PAGE 52
Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix D.

Automatic Directed Dividends


Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

PAGE 53
Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.


The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or

'The SEC, under the provisions of the 1940 Act, as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.


PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the

PAGE 54
prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

PAGE 55
Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had capital loss carryover of $8,714,523 at May 31, 1997, that will expire as follows:

                2002                     2006
                ----                     ----
             $5,456,262               $3,258,261

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a sale and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a sale of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended May 31, 1997, none of the Fund's net investment income dividends qualified for the corporate deduction.

PAGE 56
Capital gain distributions received by individual and corporate shareholders, if any, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets              Annual rate at
(billions)          each asset level

First $1.0              0.520%
Next   1.0              0.495
Next   1.0              0.470
Next   3.0              0.445
Next   3.0              0.420
Over   9.0              0.395

On May 31, 1997, the daily rate applied to the Portfolio's net assets was equal to 0.504% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $9,593,937 for the fiscal year ended May 31, 1997, $7,421,829 for fiscal period May 31, 1996, and $5,683,320 for fiscal year June 30, 1995.

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, Portfolio officers and employees; corporate filing fees; organizational expenses; expenses incurred in

PAGE 57
connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, nonadvisory expenses paid by the Fund and Portfolio were $1,219,506 for the fiscal year ended May 31, 1997, $1,027,003 for fiscal period ended May 31, 1996, and $594,896 for fiscal year ended June 30, 1995.

In this section, prior to June 10, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid by the Portfolio.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

     Assets          Annual rate
     (billions)      each asset level

     First $1.0      0.050%
     Next   1.0      0.045
     Next   1.0      0.040
     Next   3.0      0.035
     Next   3.0      0.030
     Over   9.0      0.025

On May 31, 1997, the daily rate applied to the Fund's net assets was equal to 0.047% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $895,700 for the fiscal year ended May 31, 1997.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15.50 per year and for Class B is $16.50 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $1,979,354 for the fiscal year ended May 31, 1997.

PAGE 58
Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to American Express Financial Advisors daily. These charges amounted to $33,447,456 for the fiscal year ended May 31, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(7,666,745). The amounts were $26,569,611 and $(3,864,430) for fiscal period ended May 31, 1996, and $22,676,841 and $10,865,795 for fiscal year ended June 30, 1995.

Additional information about commissions and compensation for the fiscal year ended May 31, 1997, is contained in the following table:

(1)           (2)             (3)             (4)           (5)
              Net             Compensation
Name of       Underwriting    on Redemption
Principal     Discounts and   and             Brokerage     Other
Underwriter   Commissions     Repurchases     Commissions   Compensation

AEFC             None            None         None          $4,737,051*

American
Express
Financial
Advisors      $33,447,456        None         None          None

*Distribution fees paid pursuant to the Plan and Agreement of Distribution.

Shareholder Service Agreement


The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.


Plan and Agreement of Distribution

For Class B shares, to help American Express Financial Advisors defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and American Express Financial Advisors entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, American Express Financial Advisors is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review

PAGE 59
written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by American Express Financial Advisors. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended May 31, 1997, under the agreement, the Fund paid fees of $4,737,051.

Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses

The Fund paid total fees and nonadvisory expenses of $21,504,799 for the fiscal year ended May 31, 1997.

ORGANIZATIONAL INFORMATION

The Fund is a diversified, open-end management investment company, as defined in the Investment Company Act of 1940. It was incorporated on March 12, 1985 in Minnesota. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402- 3268.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards.)

PAGE 60
All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc.
Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, Union Pacific Resources, and FPL Group, Inc.
(holding company for Florida Power and Light).


William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer and director of AEFC.


Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).


Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.


Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term U.S. Congressman, U.S. Secretary of Defense and Presidential Counsellor. Director, Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming.  Former
Assistant Republican Leader, U.S. Senate.  Director, PacifiCorp
(electric power).

PAGE 62
Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN


President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of
International Advisory Council of NEC (Japan).


John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN


Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).


+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

PAGE 63
In addition to Mr. Pearce, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN


Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.


Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Director, senior vice president and chief financial officer of AEFC. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Fund.

COMPENSATION FOR FUND BOARD MEMBERS

Members of the board who are not officers of the Fund or AEFC receive an annual fee of $300, and the chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $3. Expenses for attending meetings are reimbursed.

During the fiscal year ended May 31, 1997, the members of the board, for attending up to 31 meetings, received the following compensation:

                                              Compensation Table

                                     Pension or           Estimated       Total cash compensation
                    Aggregate        Retirement           annual          from the IDS MUTUAL FUND
                    compensation     benefits accrued     benefit upon    GROUP and the Preferred
Board member        from the Fund    as Fund expenses     retirement      Master Trust Group
H. Brewster Atwater, Jr.   $  728          $  0             $  0          $61,900
  (part of year)
Lynne V. Cheney             1,160             0                0           92,800
Robert F. Froehlke          1,310             0                0          100,600
Heinz F. Hutter             1,263             0                0           97,800
Anne P. Jones               1,416             0                0          108,500
Melvin R. Laird             1,188             0                0           94,600
Alan K. Simpson               462             0                0           42,100
  (part of year)
Edson W. Spencer            1,666             0                0          121,400
Wheelock Whitney            1,405             0                0          106,000
C. Angus Wurtele            1,348             0                0          102,700

On May 31, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares. During the fiscal year ended May 31, 1997, no board member or officer earned more than $60,000 from this Fund. All board members and officers as a group earned $11,536 from this Fund.

COMPENSATION FOR PORTFOLIO BOARD MEMBERS

Members of the board who are not officers of the Portfolio or of the Advisor receive an annual fee of $900 for Government Income Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and Investment Review Committees, $50; meetings of the Audit and Personnel Committees, $25; for traveling from out-of-state, $9; and as chair of Contracts Committee, $86. Expenses for attending meetings are reimbursed.

During the fiscal year ending May 31, 1997 the members of the board, for attending up to 31 meetings, received the following compensation:

                                                Compensation Table
                                          for Government Income Portfolio

                                   Pension or            Estimated     Total cash
                    Aggregate      Retirement            annual        compensation from
                    compensation   benefits              benefit       the PREFERRED MASTER
                    from the       accrued as            upon          TRUST GROUP and IDS
Board member        Portfolio      Portfolio expenses    retirement    MUTUAL FUND GROUP
H. Brewster Atwater, Jr.   $1,084          $  0             $  0          $61,900
  (part of year)
Lynne V. Cheney             1,584             0                0           92,800
Robert F. Froehlke          1,716             0                0          100,600
Heinz F. Hutter             1,669             0                0           97,800
Anne P. Jones               1,851             0                0          108,500
Melvin R. Laird             1,612             0                0           94,600
Alan K. Simpson               736             0                0           42,100
  (part of year)
Edson W. Spencer            2,072             0                0          121,400
Wheelock Whitney            1,811             0                0          106,000
C. Angus Wurtele            1,754             0                0          102,700

PAGE 65
During the fiscal year ended May 31, 1997, no board member or officer earned more than $60,000 from the Government Income Portfolio. All board members and officers as a group earned $9,522 from Government Income Portfolio.

INDEPENDENT AUDITORS

The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended May 31, 1997, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended 1997, pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Federal Income Fund, dated July 30, 1997, is hereby incorporated in this SAI by reference.

PAGE 66
APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated Prime-1 (P-1) by Moody's or A-1 by S&P indicates that the degree of safety regarding timely repayment is either overwhelming or very strong.

Commercial paper rated P-2 or A-2 indicates that capacity for timely payment on issues with this designation is strong.

PAGE 67
APPENDIX B

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts traded on any U.S. exchange. The Portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized

PAGE 68
only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment. The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:


'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goals.


'All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.


'The Portfolio will write options only as permitted under federal or state laws or regulations, such as those that limit the amount of total assets subject to the options.


Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Portfolio. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

PAGE 69
Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange (CBOE) or NASDAQ will be valued at the last- quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

Options on Government National Mortgage Association (GNMA) certificates and certain other securities are not actively traded on any exchange, but may be entered into directly with a dealer. When the Portfolio writes such an option, the Custodian will segregate assets as appropriate to cover the option. However, since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Portfolio may find that the GNMA certificates it holds as "cover" no longer have a sufficient remaining principal balance for this purpose. A GNMA certificate held by the Portfolio also may cease to represent cover for the option if the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time is reduced. If either event should occur, the Portfolio will either enter into a closing purchase transaction or replace certificates with certificates that represent cover. When the Portfolio closes its position or replaces certificates, it may realize an unanticipated loss and incur transaction costs.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss. At the time a futures contract is made,

PAGE 70
a good-faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the Portfolio owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the Portfolio would have been better off had it not entered into futures contracts.

PAGE 71
OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Portfolio.

RISKS. There are risks in engaging in each of the management tools described above. The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Portfolio might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Portfolio's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.

PAGE 72
TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.


The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

PAGE 73
APPENDIX C

MORTGAGE PASS-THROUGH CERTIFICATES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate on a monthly basis. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the fund, which is influenced by both stated interest rates and market conditions, but may be different than the quoted yield on certificates.

GNMA, a wholly-owned U.S. government corporation within the Department of Housing and Urban Development (HUD). GNMA pass-though certificates are guaranteed by the full faith and credit of the United States as to the timely payment of principal and interest. FHLMC and FNMA are government-sponsored entities. These government-sponsored entities are not backed by the full faith and credit of the United States for repayment of mortgage-backed securities, but do have the right to borrow from the Treasury. While GNMA and FNMA guarantee the timely payment of both interest and principal, FHLMC only guarantees the timely payment of interest and the eventual payment of principal. Each certificate issued by GNMA or FNMA evidences an interest in a specific pool of mortgage loans insured by the Farmers Home Administration (FHA) or guaranteed by the Veterans Administration (VA). GNMA and FNMA were developed to support the FHA and VA mortgage market while FHLMC was created by Congress to provide additional support for conventional mortgages not insured by the FHA or VA.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than U.S. government and government-related pools because there are no direct or indirect U.S. government guarantees of payments. Timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by U.S. government entities, private insurers and the mortgage poolers.

Underlying Mortgages of the Pool. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments generally are uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolio may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

PAGE 74
All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Average Life of Certificates. The average life of certificates varies with the maturities of the underlying mortgage instruments which have maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest.

As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. It is customary in the mortgage industry in quoting yields on a pool of 30-year mortgages to compute the yield as if the pool were a single loan that is amortized according to a 30-year schedule and that is prepaid in full at the end of the 12th year. For this reason, it is standard practice to treat GNMA certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

In contrast to mortgage loans backing GNMA pass-throughs, which can be assumed by the buyer, conventional loans backing FHLMC and FNMA pass-through certificates are due on sale. The prepayment rate is higher for these types of conventional loans because of the non- assumability of FHLMC and FNMA mortgages.

Calculation of Yields. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption.

Actual pre-payment experience may cause the yield to differ from the assumed average life yield. When mortgage rates drop, pre- payments will increase, thus reducing the yield. Reinvestment of pre-payments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestments of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually. The yield also may be affected if the certificate was issued at a premium or discount, rather than at par. This also applies after issuance to certificates trading in the secondary market at a premium or discount.

"When-Issued" Certificates. Some U.S. government securities may be purchased on a "when-issued" basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. However, the yield on a comparable certificate when the transaction

PAGE 75
is consummated may vary from the yield on the certificate at the time that the when-issued transaction was made. The Portfolio does not pay for the securities or start earning interest on them until the contractual settlement date. When-issued securities are subject to market fluctuations and they may affect the Portfolio's gross assets the same as owned securities.

Market for Certificates. Since the inception of the mortgage market in the 1970's, the amount of certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the certificates a highly liquid instrument. Prices of certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the certificate's coupon rate and the prepayment experience of the pool of mortgages underlying each certificate.

PAGE 76
APPENDIX D

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging
-------------------------------------------------------------------
Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 ----                -----                   -----
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

 Independent auditors' report

    The board and shareholders
    IDS Federal Income Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of IDS Federal Income Fund, Inc. as of May 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for the year ended May 31, 1997 and the eleven months ended May 31, 1996, and the financial highlights for the year ended May 31, 1997, the eleven months ended May 31, 1996 and each of the years in the nine-year period ended June 30, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Federal Income Fund, Inc. at May 31, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



    KPMG Peat Marwick LLP
    Minneapolis, Minnesota
    July 3, 1997

Financial statements

      Statement of assets and liabilities
      IDS Federal Income Fund, Inc.
      May 31, 1997

                                  Assets

 Investment in Government Income Portfolio (Note 1)                                             $2,203,361,775
                                                 -                                              --------------
 Total assets                                                                                    2,203,361,775
                                                                                                 -------------

                                  Liabilities

 Dividends payable to shareholders                                                                     992,873
 Accrued distribution fee                                                                               16,819
 Accrued service fee                                                                                    10,287
 Accrued transfer agency fee                                                                             5,978
 Accrued administrative services fee                                                                     2,816
 Other accrued expenses                                                                                215,764
                                                                                                       -------
 Total liabilities                                                                                   1,244,537
                                                                                                     ---------
 Net assets applicable to outstanding capital stock                                             $2,202,117,238
                                                                                                ==============
                                  Represented by

 Capital stock-- authorized 10,000,000,000 shares of $.01 par value                             $    4,425,505
 Additional paid-in capital                                                                      2,231,601,571
 Undistributed net investment income                                                                 1,029,490
 Accumulated net realized loss (Notes 1 and 4)                                                     (51,321,935)
 Unrealized appreciation                                                                            16,382,607
                                                                                                    ----------
 Total-- representing net assets applicable to outstanding capital stock                        $2,202,117,238
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $1,267,122,635
                                                          Class B                               $  820,236,153
                                                          Class Y                               $  114,758,450
 Net asset value per share of outstanding capital stock:  Class A shares     254,683,165        $         4.98
                                                          Class B shares     164,814,003        $         4.98
                                                          Class Y shares      23,053,358        $         4.98

See accompanying notes to financial statements.

Financial statements

      Statement of operations
      IDS Federal Income Fund, Inc.
      Year ended May 31, 1997

                                  Investment income
                                                         June 1, 1996 to   June 10, 1996 to              Total
                                                            June 9, 1996       May 31, 1997
                                                          (Notes 1 and 5)
 Income:
      Interest                                               $ 2,419,132       $134,522,673       $136,941,805
                                                             -----------       ------------       ------------
 Expenses (Note 2):
 Investment management services fee                              168,039                 --            168,039
 Distribution fee-- Class B                                       75,115          4,661,936          4,737,051
 Transfer agency fee                                              36,689          1,904,294          1,940,983
 Incremental transfer agency fee-- Class B                           657             37,714             38,371
 Service fee
      Class A                                                     36,848          1,941,420          1,978,268
      Class B                                                     17,527          1,079,001          1,096,528
      Class Y                                                         --              6,853              6,853
 Administrative services fees and expenses                        15,798            879,902            895,700
 Compensation of board members                                        --              2,364              2,364
 Compensation of officers                                             --              9,172              9,172
 Custodian fees                                                    2,595                 --              2,595
 Postage                                                          13,182            352,855            366,037
 Registration fees                                                 5,334            431,328            436,662
 Reports to shareholders                                             153            203,634            203,787
 Audit fees                                                           --             43,401             43,401
 Other                                                                --             24,239             24,239
                                                                 -------         ----------         ----------
 Total expenses                                                  371,937         11,578,113         11,950,050
      Earnings credits on cash balances (Note 2)                      --            (87,694)           (87,694)
                                                                 -------         ----------         ----------
                                                                 371,937         11,490,419         11,862,356
 Expenses, including investment management services
      fee, allocated from Government Income Portfolio                 --          9,642,443          9,642,443
                                                                 -------         ----------         ----------
 Total net expenses                                              371,937         21,132,862         21,504,799
                                                                 -------         ----------         ----------
 Investment income-- net                                       2,047,195        113,389,811        115,437,006
                                                               ---------        -----------        -----------
                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on security transactions            (2,431,855)         6,034,928          3,603,073
 Net realized loss on financial futures contracts             (1,791,165)       (23,328,690)       (25,119,855)
 Net realized gain on option contracts written (Note 5)          333,934         17,069,547         17,403,481
                                                                 -------         ----------         ----------
 Net realized loss on investments                             (3,889,086)          (224,215)        (4,113,301)
 Net change in unrealized appreciation or depreciation            97,370         22,408,789         22,506,159
                                                                  ------         ----------         ----------
 Net gain (loss) on investments                               (3,791,716)        22,184,574         18,392,858
                                                              ----------         ----------         ----------
 Net increase (decrease) in net assets resulting
      from operations                                        $(1,744,521)      $135,574,385       $133,829,864
                                                             ===========       ============       ============
See accompanying notes to financial statements.

      Statements of changes in net assets
      IDS Federal Income Fund, Inc.

                             Operations and distributions                   May 31, 1997          May 31, 1996

                                                                              Year ended         Eleven months
                                                                                                         ended
 Investment income-- net                                                 $   115,437,006      $     89,392,073
 Net realized gain (loss) on investments                                      (4,113,301)           10,436,173
 Net change in unrealized appreciation or depreciation                        22,506,159           (28,963,992)
                                                                              ----------           -----------
 Net increase in net assets resulting from operations                        133,829,864            70,864,254
                                                                             -----------            ----------
 Distributions to shareholders from:
      Net investment income
          Class A                                                            (72,954,437)          (61,393,266)
          Class B                                                            (35,396,650)          (22,254,823)
          Class Y                                                             (6,929,452)           (5,539,421)
                                                                              ----------            ----------
 Total distributions                                                        (115,280,539)          (89,187,510)
                                                                            ------------           -----------

                                  Capital share transactions (Note 3)

 Proceeds from sales
      Class A shares (Note 2)                                                985,973,729           747,243,121
      Class B shares                                                         900,211,049           594,129,348
      Class Y shares                                                          45,145,082            39,504,359
 Reinvestment of distributions at net asset value
      Class A shares                                                          62,856,887            52,527,243
      Class B shares                                                          33,971,242            21,396,595
      Class Y shares                                                           6,929,452             5,539,139
 Payments for redemptions
      Class A shares                                                        (888,331,026)         (670,726,520)
      Class B shares (Note 2)                                               (639,794,803)         (381,443,715)
      Class Y shares                                                         (37,361,796)          (30,634,859)
                                                                             -----------           -----------
 Increase in net assets from capital share transactions                      469,599,816           377,534,711
                                                                             -----------           -----------
 Total increase in net assets                                                488,149,141           359,211,455
 Net assets at beginning of period                                         1,713,968,097         1,354,756,642
                                                                           -------------         -------------
 Net assets at end of period
      (including undistributed net investment income
      of $1,029,490 and $873,023)                                         $2,202,117,238        $1,713,968,097
                                                                          ==============        ==============
See accompanying notes to financial statements.

 Notes to financial statements

      IDS Federal Income Fund, Inc.
  1

Summary of
significant
accounting policies

      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Investment in Government Income Portfolio

      Effective June 10, 1996, the Fund began investing all of its assets in Government Income Portfolio (the Portfolio), a series of Income Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. The Portfolio invests primarily in U.S. government and government agency securities.

      The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund records its investment in the Portfolio at value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at May 31, 1997 was 99.97%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements", which are included elsewhere in this report.

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

  2

Expenses and
sales charges

      In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for providing administrative services and serving as transfer agent.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

     oClass A $15.50
     oClass B $16.50
     oClass Y $15.50

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors, Inc. for distributing Fund shares were $32,917,015 for Class A and $530,441 for Class B for the period ended May 31, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the period from June 10, 1996 to May 31, 1997, the Fund's transfer agency fees were reduced by $87,694 as a result of earnings credits from overnight cash balances.

  3

Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                               Year ended May 31, 1997
                                  Class A             Class B          Class Y

      Sold                    198,719,225         181,331,273        9,099,651
      Issued for reinvested    12,674,720           6,850,794        1,399,915
         distributions
      Redeemed               (179,157,262)       (128,994,759)      (7,537,738)
                             ------------        ------------       ----------
      Net increase             32,236,683          59,187,308        2,961,828
                               ==========          ==========        =========

                                          Eleven months ended May 31, 1996

                                  Class A             Class B          Class Y

      Sold                    149,105,568         118,610,090        7,980,462
      Issued for reinvested    10,494,421           4,273,427        1,106,730
         distributions
      Redeemed               (133,889,465)        (76,081,026)      (6,205,925)
                             ------------         -----------       ----------
      Net increase             25,710,524          46,802,491        2,881,267
                               ==========          ==========        =========

  4

Capital loss
carryover

      For federal income tax purposes, the Fund had a capital loss carryover of $8,714,523 at May 31, 1997, that if not offset by subsequent capital gains, will expire in 2002 through 2006. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expires.


  5

Pre-conversion
to Master

      Prior to transferring its securities to Government Income Portfolio on June 10, 1996, various transactions took place as stated below.

      Expenses and sales charges

      Prior to the conversion on June 10, 1996, the Fund paid an investment management fee to AEFC. Subsequent to the conversion, the investment management fee is assessed at the Portfolio level. (See the notes to the Portfolio financial statements for the terms of the investment management agreement, which remain unchanged.)

      Securities transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $112,903,816 and $64,986,520, respectively, for the period from June 1, 1996 to June 9, 1996. Realized gains and losses were determined on an identified cost basis.

      Option contracts written

      The number of contracts and premium amounts associated with option contracts written is as follows:

                                       Period ended June 9, 1996

                                Calls                     MBS Puts and Calls
--------------------------------------------------------------------------------
                      Contracts         Premium       Contracts        Premiums
--------------------------------------------------------------------------------
   Balance May 31, 1996   3,003      $3,644,648          14,875     $   754,209
   Opened                 1,539       2,092,762           7,225         541,211
   Closed                  (446)       (486,646)         (5,525)       (292,030)
--------------------------------------------------------------------------------
   Balance June 9, 1996   4,096      $5,250,764          16,575      $1,003,390


  6

Change of Fund's
fiscal year

      The By-laws of the Fund were amended on Jan. 10-11, 1996, changing its fiscal year-end from June 30 to May 31, effective 1996.


  7

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on pages 7 and 8 of the prospectus.

 Independent auditors' report

      The board of trustees and unitholders Income Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Government Income Portfolio (a series of Income Trust) as of May 31, 1997, and the related statements of operations and changes in net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Government Income Portfolio at May 31, 1997, and the results of its operations and the changes in its net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      July 3, 1997

 Financial statements

      Statement of assets and liabilities
      Government Income Portfolio
      May 31, 1997

                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $2,635,844,599)                                                          $2,653,909,225
 Accrued interest receivable                                                                        22,036,753
 Receivable for investment securities sold                                                           7,238,555
 U.S. government securities held as collateral (Note 5)                                             41,230,707
                                                     -                                              ----------
 Total assets                                                                                    2,724,415,240
                                                                                                 -------------
                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                  10,779,886
 Payable for investment securities purchased                                                       145,986,279
 Payable upon return of securities loaned (Note 5)                                                 351,697,582
 Accrued investment management services fee                                                             30,473
 Other accrued expenses                                                                                 72,728
 Option contracts written, at value (premium received $10,165,924) (Note 6)                         11,865,322
                                                                                                    ----------
 Total liabilities                                                                                 520,432,270
                                                                                                   -----------
 Net assets                                                                                     $2,203,982,970
                                                                                                ==============

 See accompanying notes to financial statements.

Financial statements

      Statement of operations
      Government Income Portfolio
      For the period from June 10, 1996
      (commencement of operations) to May 31, 1997


                                  Investment income

 Income:
 Interest                                                                                         $134,618,837
                                                                                                  ------------
 Expenses (Note 2):
 Investment management services fee                                                                  9,425,898
 Compensation of board members                                                                           8,427
 Compensation of officers                                                                                1,095
 Custodian fees                                                                                        180,413
 Audit fees                                                                                             29,500
 Other                                                                                                   4,207
                                                                                                         -----
 Total expenses                                                                                      9,649,540
      Earnings credits on cash balances (Note 2)                                                        (4,699)
                                              -                                                         ------
 Total net expenses                                                                                  9,644,841
                                                                                                     ---------
 Investment income -- net                                                                           124,973,996
                                                                                                    -----------
                                  Realized and unrealized gain (loss) -- net

 Net realized gain on security transactions (Note 3)                                                 6,039,157
 Net realized loss on financial futures contracts                                                  (23,335,737)
 Net realized gain on option contracts written (Note 6)                                             17,075,369
                                                     -                                              ----------
 Net realized loss on investments                                                                     (221,211)
 Net change in unrealized appreciation or depreciation                                              22,413,297
                                                                                                    ----------
 Net gain on investments                                                                            22,192,086
                                                                                                    ----------
 Net increase in net assets resulting from operations                                             $147,166,082
                                                                                                  ============

 See accompanying notes to financial statements.

      Statement of changes in net assets
      Government  Income  Portfolio  For the
      period from June 10, 1996
      (commencement of operations) to May 31, 1997

                                  Operations
 Investment income-- net                                                                       $   124,973,996
 Net realized loss on investments                                                                     (221,211)
 Net change in unrealized appreciation or depreciation                                              22,413,297
                                                                                                    ----------
 Net increase in net assets resulting from operations                                              147,166,082
 Net contributions                                                                               2,056,776,888
                                                                                                 -------------
 Total increase in net assets                                                                    2,203,942,970
 Net assets at beginning of period (Note 1)                                                             40,000
                                                                                                        ------
 Net assets at end of period                                                                    $2,203,982,970
                                                                                                ==============

 See accompanying notes to financial statements.

 Notes to financial statements

       Government Income Portfolio

  1

Summary of
significant
accounting policies

      Government Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Government Income Portfolio seeks to provide a high level of current income and safety of principal consistent with investment in U.S.
      government and government agency securities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $40,000 to the Portfolio. Operations did not formally commence until June 10, 1996, at which time an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

      Significant accounting polices followed by the Portfolio are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put and call options on U.S. government securities. The Fund also may purchase mortgage-backed security
      (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

      Securities purchased on a when-issued basis

      Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's gross assets the same as owned securities. The Portfolio designates cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. As of May 31, 1997, the Portfolio had entered into outstanding when-issued or forward commitments of $138,312,913.

      Federal taxes

      For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.


  2

Fees and
expenses

      The Trust,  on behalf of the  Portfolio,  has entered  into an  Investment
      Management Services Agreement with (AEFC) for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

      Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

      The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the period ended May 31, 1997, the Portfolio's custodian fees were reduced by $4,699 as a result of earnings credits from overnight cash balances.

      Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,440,407,787 and $2,804,659,245 respectively, for the period from June 10, 1996 to May 31, 1997. For the same period, the portfolio turnover rate was 146%. Realized gains and losses are determined on an identified cost basis.

  4

Interest rate
futures contracts

      At May 31, 1997, investments in securities included securities valued at $39,834,040 that were pledged as collateral to cover initial margin deposits on 1,460 open purchase contracts and 4,791 open sale contracts. The market value of the open purchase contracts at May 31, 1997 was $155,892,642 with a net unrealized gain of $1,361,764. The market value of the open sale contracts at May 31, 1997 was $515,982,626 with a net unrealized loss of $1,339,876. See Summary of significant accounting policies.

  5

Lending of
portfolio securities

      At May 31, 1997, securities valued at $343,284,175 were on loan to brokers. For collateral, the Portfolio received $310,466,875 in cash and U.S. government securities valued at $41,230,707. Income from securities lending amounted to $242,147 for the period ended May 31, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

  6

Option contracts
written

      The number of contracts and premium amounts associated with option contracts written (see summary of significant accounting policies) is as follows:


                                                      Period ended May 31, 1997

                               Puts                    Calls               MBS Puts and Calls
                    Contracts      Premium    Contracts       Premium    Contracts     Premium
-----------------------------------------------------------------------------------------------
Balance June 10, 1996      --$           --       4,096   $ 5,250,764       16,575  $1,003,390
Opened                 10,000   11,623,569       15,799    22,038,902       70,385  63,750,403
Closed                 (7,145)  (8,526,635)     (10,007)  (13,652,986)     (62,910)(63,292,929)
Exercised                (128)     (49,361)      (4,830)   (5,890,830)      (3,400)   (154,062)
Expired                  (518)    (449,521)        (991)     (935,594)      (7,650)   (549,186)
-----------------------------------------------------------------------------------------------
Balance May 31, 1997    2,209   $2,598,052        4,067   $ 6,810,256       13,000   $ 757,616


 Investments in securities

      Government Income Portfolio
      May 31, 1997
                                                (Percentages represent
                                                  value of investments
                                               compared to net assets)
 Bonds (108.9%)
Issuer                                    Coupon            Maturity           Principal               Value(a)
                                            rate                year             amount
U.S. government obligations (53.4%)
 U.S. Treasury                           5.00  %             1998-99         $  14,000,000      $   13,853,580
                                         5.125                  1998            28,000,000          27,862,520
                                         5.375                  1998            10,000,000           9,954,600
                                         5.625               1997-98            18,000,000          17,979,800
                                         5.75                1998-03            39,000,000          38,519,080
                                         5.875               1998-99           124,500,000(h)      124,128,210
                                         6.00                1997-99            57,000,000(e,f)     56,822,770
                                         6.25                1999-01            49,600,000(h)       49,661,214
                                         6.375               1999-00           131,100,000(h)      131,325,808
                                         6.50                   2005            25,500,000(h)       25,261,350
                                         6.625                  2002             8,500,000(h)        8,536,295
                                         6.75                1999-00           122,000,000(e,f)    123,264,125
                                         6.875                  1999            33,500,000          33,927,125
                                         7.125                  1999            17,000,000          17,315,520
                                         7.375                  1997            26,800,000          27,007,700
                                         7.50                   1999            17,000,000          17,452,540
                                         7.75                1999-01           126,750,000(h)      131,335,027
                                         8.125               2019-21            45,250,000          50,976,015
                                         8.50                   2000            22,000,000          23,165,560
                                         8.75                   2020            20,250,000          24,267,600
                                         8.875                  2019            10,000,000          12,074,900
                                         9.875                  2015             4,000,000           5,200,960
                                        10.75                2003-05            19,750,000          23,924,627
                                        11.875                  2003            66,000,000          84,090,600
                                        12.375                  2004             7,000,000           9,220,050
    TIPS                                 3.375                  2007               757,853(j)          745,295
    Zero Coupon                          6.01                   1999             7,650,000(b)        6,903,666
                                         6.18                   2000             8,100,000(b)        6,846,120
                                         6.54                   1999             7,800,000(b)        6,925,854
 Collateralized Mtge Securities Corp    13.45                   2020             3,750,000           4,050,000
 Resolution Funding Corp                 8.125                  2019             8,000,000           8,920,960
    Zero Coupon                          6.15                   2002            11,170,000(b)        8,199,785
                                         6.36                   2003            16,000,000(b)       10,599,840
                                         7.18                   2009            16,000,000(b)        6,790,720
                                         7.28                   2017           111,700,000(b)       26,122,320
                                         7.87                   2018             7,500,000(b)        1,607,175
                                         8.04                   2012             8,400,000(b)        2,828,028

 Total                                                                                           1,177,667,339

 Mortgage-backed securities (55.5%)
 Federal Home Loan Mortgage Corporation (13.8%)
                                         4.07                   2027             6,439,492           4,682,718
                                         6.00                   2026            20,168,249          18,668,134
                                         6.50                2003-24             8,495,295           8,357,226
                                         7.00                   2010            19,950,870          19,882,239
                                         7.50                   2024             8,196,479           8,218,200
                                         8.00                2023-25            70,283,750          71,877,072
                                         8.50                2025-27            22,326,149          23,174,598
                                         9.00                2025-26            46,304,141          48,981,446
                                        14.23                   2027           199,625,260(b)        2,994,439
    Collateralized Mtge Obligation       4.00                   2023            12,833,889          11,860,311
                                         6.75                   2022            22,000,000          21,939,280
                                         8.25                   2024            31,993,375          31,609,454
                                         8.50                   2022             9,150,000           9,676,125
                                         9.00                   2020            11,666,000          12,722,123
        Interest Only                   10.00                   2020               311,688(c)           99,214
        Inverse Floater                  6.50                   2024            11,609,678(d)        8,933,415
        Principal Only                   2.87                   2027             2,356,107(g)        1,522,634
 Total                                                                                             305,198,628

 Federal National Mortgage Association (41.0%)
                                         3.00                   2019            11,250,000           9,947,700
                                         4.50                   2010             8,204,208           6,885,710
                                         6.00                   2023            27,006,444          24,399,807
                                         6.50                2023-25           155,520,684(e,f)    147,904,982
                                         7.00                2003-27            33,255,593          32,513,511
                                         7.50                   2025           104,600,000(k)      104,077,000
                                         7.50                2025-26            75,457,357          75,291,042
                                         8.00                   2025            34,000,000(k)       34,552,500
                                         8.00                2021-26            71,848,289          73,196,834
                                         8.50                2007-26           241,428,503         239,060,634
                                         9.00                2023-26            27,076,562          28,648,631
    Collateralized Mtge Obligation       4.70                   2022             9,920,343           9,790,784
                                         5.00                   2024             6,663,083           5,986,647
                                         5.50                   2008            12,039,867          11,557,791
                                         6.00                   2008             7,592,696           7,484,879
                                         6.50                   2017             1,189,667           1,186,809
                                         7.00                   2012             6,912,893           6,881,232
                                         8.50                   2021            12,350,000          12,871,469
        Zero Coupon                      6.13                   2023             8,265,432(b)        7,117,446
                                        11.94                   2020             8,974,115(b)        8,414,617
        Interest Only                    9.50                2018-22            16,958,918(c)        5,308,851
                                        10.00                2018-22            53,061,227(c)       17,262,331
                                        10.50                   2021            13,362,229(c)        4,459,626
        Inverse Floater                  6.45                   2023             6,052,314(d)        4,638,130
                                         7.58                   2024             5,166,329(d)        4,043,531
                                         7.93                   2023             3,456,299(d)        2,610,128
        Principal Only                   4.95                   2023             9,558,975(g)        4,244,281
                                         7.76                   2024            17,902,421(g)       12,161,651
                                         7.68                   2021               713,007(g)          533,263

 Total                                                                                             903,031,817

 Government National Mortgage Association (0.7%)
                                         7.50                   2025            14,613,294          14,593,274
                                        11.00                   2019               351,854             389,713

 Total                                                                                              14,982,987

 Total bonds
 (Cost: $2,383,309,103)                                                                         $2,400,880,771

 Options purchased (0.1%)
Issuer                                    Number            Exercise          Expiration               Value(a)
                                    of contracts               price                date

 Put
    MBS                                    4,500               $ 100             July 1997           $  52,735
    U.S. Treasury Bonds Aug. 97            5,000                  97             Aug. 1997             359,375
    U.S. Treasury Bonds Sept. 97             170                 110             Aug. 1997             329,375


 Call
    U.S. Treasury Bonds Aug. 97            5,950               $  95             June 1997          $1,282,969


 Total options purchased
 (Cost: $1,681,788)                                                                                 $2,024,454

 Short-term securities (11.4%)
Issuer                                      Annualized                        Amount                   Value(a)
                                              yield on                    payable at
                                               date of                      maturity
                                              purchase
 U.S. government agencies (5.4%)
 Federal Home Loan Bank Disc Nts
      06-12-97                                   5.43%                $    1,000,000       $           998,197
      06-12-97                                   5.49                     40,700,000                40,625,790
      06-26-97                                   5.43                        500,000                   498,046
 Federal Home Loan Mtge Corp Disc Nts
      06-12-97                                   5.52                     41,300,000                41,224,283
      06-19-97                                   5.39                      6,800,000                 6,780,692
      06-20-97                                   5.39                      5,500,000                 5,483,561
 Federal Natl Mtge Assn Disc Nt
      06-12-97                                   5.46                     23,100,000                23,058,112

 Total                                                                                             118,668,681

 Certificates of deposit (4.6%)
 ABN Yankee
      04-17-98                                   6.27                     25,000,000                25,079,935
 Canadian Imperial Bank Yankee
      03-23-98                                   6.00                     25,000,000                25,000,000
 Societe Generale Yankee
      03-20-98                                   5.98                     41,400,000                41,427,837
      04-15-98                                   6.25                     10,000,000                10,029,936

 Total                                                                                             101,537,708


 Commercial paper (1.4%)
 Albertson's
      06-17-97                                   5.57                     10,522,000                10,494,424
 Ameritech Capital Funding
      06-09-97                                   5.57                     12,930,000(i)             12,918,018
 CAFCO
      06-13-97                                   5.60                      7,400,000(i)              7,385,169

 Total                                                                                              30,797,611

 Total short-term securities
(Cost: $250,853,708)                                                                           $   251,004,000


 Total investment in securities
(Cost: $2,635,844,599) (l)                                                                      $2,653,909,225

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.

(d) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 1997.

(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

 Type of security                                             Notional amount
 Purchase contracts

 U.S. Treasury Note June 97, 5-year notes                         $82,300,000

 U.S. Treasury Note Sept. 97, 5-year notes                         17,900,000

 U.S. Treasury Note June 97, 10-year notes                          4,200,000

 U.S. Treasury Bonds June 97                                        2,300,000

 U.S. Treasury Bonds Sept. 97                                     39,300,000


 Sale contracts

 U.S. Treasury Note June 97, 2-year notes                          10,000,000

 U.S. Treasury Note June 97, 10-year notes                        373,000,000

 U.S. Treasury Note Sept. 97, 10-year notes                        36,500,000

 U.S. Treasury Bonds June 97                                       46,700,000

 U.S. Treasury Bonds Sept. 97                                      12,900,000

(f) At May 31, 1997, securities valued at $39,834,040 were held to cover open call options written as follows:

Issuer                        Number of   Exercise    Expiration     Value(a)
                              contracts      price           date

 U.S. Treasury Bonds Sept. 97        595       $112     Aug. 1997   $ 483,437

 U.S. Treasury Bonds Sept. 97        818        110     Aug. 1997   1,278,125

 U.S. Treasury Bonds Sept. 97      2,654        108     Aug. 1997   7,132,625

 Mortgage-Backed Security

    (MBS) Spread                   8,500         95     June 1997   1,593,750

 Mortgage-Backed Security

    (MBS) Spread                   4,500        100     July 1997      98,438


At May 31, 1997, cash or short-term securities were designated to cover open put options written as follows:

Issuer                        Number of   Exercise    Expiration    Value (a)
                              contracts      price           date

 U.S. Treasury Bonds Sept. 97        978       $104     Aug. 1997    $244,500

 U.S. Treasury Bonds Sept. 97        551        106     Aug. 1997     301,325

 U.S. Treasury Bonds Sept. 97        680        108     Aug. 1997     733,122

(g) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield based upon the current cost basis and estimated timing of the future cash flows.

(h) Security is partially or fully on loan. See Note 5 to the financial statements.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1993, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(j) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k) At May 31, 1997, the cost of securities purchased on a when-issued basis was $138,312,913.

(l) At May 31, 1997, the cost of securities for federal income tax purposes was $2,636,826,903 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................$28,070,741
Unrealized depreciation..........................................(10,988,419)
Net unrealized appreciation......................................$17,082,322

PAGE 77
PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

FINANCIAL STATEMENTS

List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:

For IDS Federal Income Fund:

- Independent Auditors' Report dated July 3, 1997
- Statement of Assets and Liabilities, May 31, 1997
- Statement of Operations, period ended May 31, 1997
- Statement of Changes in Net Assets for the years ended May 31,
     1997 and May 31, 1996
- Notes to Financial Statements

For Government Income Portfolio:

- Independent Auditors' Report dated July 3, 1997
- Statement of Assets and Liabilities, May 31, 1997
- Statement of Operations, period from June 10, 1996 to May 31, 1997
- Statement of Changes in Net Assets for the period from June 10,
     1996 to May 31, 1997
- Notes to Financial Statements
- Investments in Securities, May 31, 1997
- Notes to Investments in Securities

(b)   EXHIBITS:

1. Articles of Incorporation, as amended October 17, 1988, filed as Exhibit 1 to Post-Effective Amendment No. 7 to Registration
Statement No. 2-96512, is incorporated herein by reference.

2.    By-laws, as amended Jan. 10, 1996, filed as Exhibit 2 to
Registrant's Post-Effective Amendment No. 24 to Registration
Statement No. 2-96512, is incorporated herein by reference.

3.    Not Applicable.

4. Form of Stock Certificate for common stock, filed as Exhibit No. 4 to Registration Statement No. 2-96512, is incorporated herein by reference.

5. Form of Investment Management and Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 19 to Registration Statement No. 2-96512, is incorporated herein by reference. The agreement was assumed by the Portfolio when the Fund adopted the master/feeder structure.

6. Form of Distribution Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 6 to Registrant's Post-Effective
Amendment No. 19 to Registration Statement No. 2-96512, is incorporated herein by reference.

PAGE 78
7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

8(a).       Form of Custodian Agreement between Registrant and
American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8 to Registrant's Post-Effective Amendment No. 19 to Registration Statement No. 2-96512, is incorporated herein by reference.

8(b).       Form of Custody Agreement between Morgan Stanley Trust
Company and IDS Bank and Trust, dated May, 1993, filed electronically as Exhibit 8(b) to Registrant's Post-Effective
Amendment No. 20 to Registration Statement No. 2-96512, is incorporated herein by reference.

8(c).       Copy of Addendum to Custodian Agreement between IDS
Federal Income Fund, Inc., American Express Trust Company and American Express Financial Corporation, dated June 10, 1996, is filed electronically as Exhibit 8(c) to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 2-96512, is incorporated herein by reference.

9(a).       Form of Transfer Agency Agreement between Registrant and
American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 9(a) to Registrant's Post-Effective
Amendment No. 19 to Registration Statement No. 2-96512, is incorporated herein by reference.

9(b).       Copy of License Agreement dated Jan. 25, 1988, between
IDS and Registrant, filed as Exhibit 9(b) to Post-Effective
Amendment No. 7 to Registration Statement No. 2-96512, is incorporated herein by reference.

9(c).       Form of Shareholder Service Agreement between Registrant
and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 19 to Registration Statement No. 2-96512, is incorporated herein by reference.

9(d).       Form of Administrative Services Agreement between
Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 19 to Registration Statement No. 2-96512, is incorporated herein by reference.

9(e).       Copy of Agreement and Plan of Reorganization, dated Sept.
8, 1994, between IDS Strategy Fund, Inc, and IDS Federal Income
Fund, Inc., filed electronically as Exhibit 4 to Registrant's Pre-Effective Amendment No. 1, on Form N-14, is incorporated herein by reference.

PAGE 79
9(f).       Copy of Agreement and Declaration of Unitholders between
IDS Federal Income Fund, Inc. and Strategist Income Fund, Inc., dated June 10, 1996, is filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 24 to Registration
Statement No. 2-96512, is incorporated herein by reference.

9(g).       Copy of the Class Y Shareholder Service Agreement between
IDS Precious Metals Fund, Inc. and American Express Financial
Advisors Inc., dated May 9, 1997 filed electronically on or about
May 27, as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s
Amendment No. 30 to Registration Statement No. 2-93745, is incorporated herein by reference.

Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed with Registrant's most recent 24f-2 Notice.

11. Independent Auditors' Consent, is filed electronically herewith.

12.   None.

13. Copy of letter of IDS Financial Services Inc. as sole shareholder, filed as Exhibit No. 13 to Pre-Effective Amendment No. 2 to Registration Statement No. 2-96512, is incorporated herein by reference.

14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(g) to IDS Government Securities Money
Fund, Inc., Post-Effective Amendment No. 1 to Registration
Statement No. 2-75165 on August 26, 1982, are incorporated herein by reference.

15. Form of Plan and Agreement of Distribution between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 15 to Registrant's Post-Effective
Amendment No. 19 to Registration Statement No. 2-96512, is incorporated herein by reference.

16. Copy of schedule for computation of each performance quotation, filed concurrently on Form SE as Exhibit 16(b) to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 2-96512, is incorporated herein by reference.

17.   Financial Data Schedules, are filed electronically herewith.

18. Copy of Plan pursuant to Rule 18f-3 under the 1940 Act, filed electronically as Exhibit 18 to Registrant's Post-Effective
Amendment No. 20 to Registration Statement No. 2-96512, is incorporated herein by reference.

19(a). Directors' Power of Attorney, dated Jan. 8, 1997, to sign amendments to this Registration Statement, is filed electronically herewith.

PAGE 80
19(b). Officers' Power of Attorney, dated November 1, 1995, to sign amendments to this Registration Statement, filed electronically as
Exhibit 19(b) to Registrant's Post-Effective Amendment No. 22, is incorporated herein by reference.

19(c). Trustees Power of Attorney, dated Jan. 8, 1997, is filed electronically herewith.

19(d). Officers' Power of Attorney, dated April 11, 1996, filed electronically as Exhibit 19(d) to Registrant's Post-Effective
Amendment No. 24 to Registration Statement No. 2-96512, is incorporated herein by reference.

Item  25.   Persons Controlled by or Under Common Control with
            Registrant

None.

Item 26.    Number of Holders of Securities

                (1)                           (2)
                                        Number of Record
                                         Holders as of
          Title of Class                 July 15, 1997

           Class A                          71,411
           Class B                          47,116
           Class Y                          21,354

Item 27.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by

PAGE 81
the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

PAGE 83
                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Federal Income Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 28th day of July, 1997.


IDS FEDERAL INCOME FUND, INC.


By /s/ Melinda S. Urion
       Melinda S. Urion, Treasurer

By /s/ William R. Pearce**
       William R. Pearce, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of July, 1997.

Signature                                  Capacity

/s/  William R. Pearce**                   President, Principal
     William R. Pearce                     Executive Officer and
                                           Director

/s/  Lynne V. Cheney*                      Director
     Lynne V. Cheney

/s/  William H. Dudley*                    Director
     William H. Dudley

/s/  Robert F. Froehlke*                   Director
     Robert F. Froehlke

/s/  David R. Hubers*                      Director
     David R. Hubers

/s/  Heinz F. Hutter*                      Director
     Heinz F. Hutter

/s/  Anne P. Jones*                        Director
     Anne P. Jones

/s/  Melvin R. Laird*                      Director
     Melvin R. Laird

PAGE 84
Signature                                  Capacity

/s/  Edson W. Spencer*                     Director
     Edson W. Spencer

/s/  John R. Thomas*                       Director
     John R. Thomas

/s/  Wheelock Whitney*                     Director
     Wheelock Whitney

/s/  C. Angus Wurtele*                     Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney dated Jan. 8,
1997, filed electronically herewith, by:



---------------------------
Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated November 1, 1995, filed electronically as Exhibit 19(b) to Registrant's Post-
Effective Amendment No. 22 to Registration Statement No. 2-96512
by:



---------------------------
Leslie L. Ogg

PAGE 85
                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, INCOME TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 28th day of July, 1997.


INCOME TRUST


By /s/ Melinda S. Urion
       Melinda S. Urion, Treasurer

By /s/ William R. Pearce**
       William R. Pearce, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of July, 1997.

Signature                                  Capacity

/s/  William R. Pearce*                    Trustee
     William R. Pearce

/s/  Lynne V. Cheney*                      Trustee
     Lynne V. Cheney

/s/  William H. Dudley*                    Trustee
     William H. Dudley

/s/  Robert F. Froehlke*                   Trustee
     Robert F. Froehlke

/s/  David R. Hubers*                      Trustee
     David R. Hubers

/s/  Heinz F. Hutter*                      Trustee
     Heinz F. Hutter

/s/  Anne P. Jones*                        Trustee
     Anne P. Jones

/s/  Melvin R. Laird*                      Trustee
     Melvin R. Laird

PAGE 86
Signature                                  Capacity

                                           Trustee
     Edson W. Spencer

/s/  John R. Thomas*                       Trustee
     John R. Thomas

                                           Trustee
     Wheelock Whitney

/s/  C. Angus Wurtele*                     Trustee
     C. Angus Wurtele


*Signed pursuant to Trustees Power of Attorney dated Jan. 8, 1997, filed electronically herewith, by:



---------------------------
Leslie L. Ogg

*Signed pursuant to Officers' Power of Attorney dated April 11,
1996, filed electronically as Exhibit 19(d) to Registrant's Post-
Effective Amendment No. 24 to Registration Statement No. 2-96512,
is incorporated herein by reference, by:



---------------------------
Leslie L. Ogg

PAGE 87
CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 25
TO REGISTRATION STATEMENT NO. 2-96512


This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other information.

     Exhibits.

The signatures.